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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 March 18, 2003
                                 --------------
                Date of report (Date of earliest event reported)


                            JAG Media Holdings, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


     Nevada                   000-28761                   88-0380546
     ------                   ---------                   ----------
     (State or Other   (Commission File Number)          (IRS Employer
     Jurisdiction of      Identification No.)
     Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida                   33433
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (561) 393-0605
                                 --------------
              (Registrant's telephone number, including area code)



                            ------------------------
             (Former Name or Address, if Changed Since Last Report)

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Item 5.     Other Events.

On March 18, 2003, JAG Media Holdings, Inc. (the "Company") issued a press release announcing that its Board of Directors has declared a special stock dividend. The special stock dividend will be distributed to owners of the Company's Class A common stock as of the record date in a ratio of one share of Series 2 Class B common stock for every 100 shares of Class A common stock owned. The Company wants to coordinate its stock dividend with the consummation of its anticipated merger with Oil@Work Group, Inc. ("Oil@Work"). Accordingly, the Company has fixed April 14, 2003 as the record date, since it is the date prior to the anticipated closing date for the Oil@Work merger. If the closing date for the merger is adjusted, the Company reserves the right to change the record date as well so it remains the day prior to the closing date. The special stock dividend will, however, be distributed whether or not the Oil@Work merger is consummated. A copy of the press release of the Company dated March 18, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Certificates for the Series 2 Class B common stock will not have a CUSIP number, will specify the name of the beneficial owner of such shares and will be mailed directly to such beneficial owner soon after the record date. If a stockholder is already a record owner of the Company holding certificates issued in his name, he does not need to take any further action as a stock certificate for the dividend will be mailed to him. However, if a stockholder does not yet hold his shares in the Company in certificate form but holds them in street name with a broker, to ensure prompt receipt of such dividend such a stockholder should immediately obtain from his broker a physical certificate representing his shares of Class A common stock of the Company. All such requests should be made by stockholders in writing. To assist stockholders in this regard, a sample stockholder letter requesting certification of their position has been posted on the Company's web site (www.jagnotes.com), a copy of which is attached hereto as
Exhibit 99.2 and incorporated by reference herein.

If a stockholder still holds the Company's Series 1 Class B common stock, he may wish to convert such shares into Class A common stock prior to the record date since the dividend will only be payable on outstanding shares of the Company's Class A common stock. Shares of Series 1 Class B common stock are convertible by mailing such shares to the Company's transfer agent with the conversion notice also posted on the Company's web site, a copy of which is attached hereto as
Exhibit 99.3 and incorporated by reference herein.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

99.1        Press Release of the Company, dated March 18, 2003.

99.2        Form of Stockholder Letter to Broker.

99.3        Form of Conversion Notice.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JAG MEDIA HOLDINGS, INC.


Date: March 18, 2003                    By: /s/ Thomas J. Mazzarisi
                                            -----------------------------
                                            Name:  Thomas J. Mazzarisi
                                            Title: Executive Vice President
                                                   and Chief Financial Officer





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                                INDEX TO EXHIBITS

Exhibit No.    Description                                                Page
-----------    -----------                                                ----

99.1           Press Release of the Company, dated March 18, 2003.          5

99.2           Form of Stockholder Letter to Broker.                        7

99.3           Form of Conversion Notice.                                   8










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